EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation in this Registration Statement on Form S-1 of our report dated September 13, 2013, relating to the financial statements of Fuels, Inc., as of December 31, 2012 and 2011 and to all references to our firm included in this Registration Statement.

/s/ B F Borgers CPA PC

Certified Public Accountants
Denver, Colorado
September 13, 2013